EXHIBIT 32
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       CERTIFICATION PURSUANT TO 18 U.S.C.SS.1350, AS ADOPTED PURSUANT TO
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                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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In connection with the Annual Report of Photo Control Corporation (the
"Company") on Form 10-Q for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities listed below, hereby certifies, pursuant to 18U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      PHOTO CONTROL CORPORATION

Date: May 11, 2004                    By/s/Curtis R. Jackels
                                      Curtis R. Jackels
                                      Chief Executive Officer,
                                      President and Director
                                      (principal executive officer)

                                      By/s/Christopher S. Lausen
                                      Christopher S. Lausen
                                      Treasurer
                                      (principal financial officer)





A signed original of this written statement required by Section 906 has been provided to Photo Control Corporation and will be retained by Photo Control Corporation and furnished to the Securities and Exchange Commission or its staff upon request.























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